UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2014 (June 9, 2014)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Other Events.

On June 9, 2014, Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), issued a press release announcing that it had commenced a solicitation of consents from holders of its outstanding 12.875% senior notes due 2018 (the “Notes”) that will amend the related indenture by increasing the permitted secured leverage ratio in the defined term “Permitted Liens”, which will enable Acadia to incur additional secured indebtedness, thereby affording Acadia greater financial flexibility. Other than amending this provision, the proposed amendment would not change the terms of the indenture or the Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless Acadia specifically incorporates them by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01. Other Events.

As previously disclosed in the Current Reports on Form 8-K of Acadia, which were filed on June 3, 2014 and June 6, 2014, Piper Holdco 2, Ltd., a company incorporated in England and Wales (the “Purchaser”) and a wholly-owned, indirect subsidiary of Acadia, entered into an agreement, dated as of June 3, 2014 (the “Agreement”), with Partnerships in Care Holdings Limited, a company incorporated in England and Wales (the “Seller”), and The Royal Bank of Scotland plc, a company incorporated in England and Wales (the “RBS Seller”). Acadia joined the Agreement for the purpose of guarantying the Purchaser’s obligations arising under the Agreement. Pursuant to the terms of the Agreement, (i) the Seller will sell, and the Purchaser will purchase, all of the issued and outstanding ordinary shares in the capital of Partnerships in Care Investments 1 Limited, a company incorporated in England and Wales and a wholly-owned, direct subsidiary of the Seller (the “Target”), and (ii) the RBS Seller will sell, and the Purchaser will purchase, the issued and outstanding A ordinary shares in the capital of Partnerships in Care Property 1 Limited, a company incorporated in England and Wales and a wholly-owned, indirect subsidiary of the Target, owned by the RBS Seller (collectively, the “Transaction”). The Agreement provides that the Transaction will close (the “Closing”) on July 1, 2014.

The purpose of this Current Report on Form 8-K is to file the following pro forma and historical financial information as well as updated Risk Factors which are incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information of Acadia and its Subsidiaries

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2013

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2014

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

Partnerships in Care Investments 1 Limited Audited Combined Financial Statements

•	Director’s Responsibility Statement

•	Independent auditors’ report

•	Combined profit and loss account for the years ended December 31, 2013, 2012 and 2011.

•	Combined statement of total recognized gains and losses for the years ended December 31, 2013, 2012 and 2011.

•	Combined balance sheet as of December 31, 2013, 2012 and 2011

•	Combined cash flow statement for the years ended December 31, 2013, 2012 and 2011

•	Reconciliation of net cash flow to movement in net debt for the years ended December 31, 2013, 2012 and 2011.

•	Notes to Combined Financial Statements (including a reconciliation to US GAAP for the years ended December 31, 2013 and 2012)

The audited combined financial statements of the Target and its subsidiaries have been prepared in accordance with United Kingdom Accounting Standards (“UK GAAP”). UK GAAP differs in certain respects from generally accepted accounting principles in the United States (“US GAAP”). Except where otherwise noted, the Target has not prepared or reconciled, and does not currently intend to prepare or reconcile, its financial statements and the accompanying notes thereto in accordance with US GAAP.

In addition, Acadia has revised certain risk factors it previously disclosed in its periodic reports as filed with the Securities and Exchange Commission from time to time. A copy of the updated risk factors is filed as Exhibit 99.4 to this Current Report on
Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers, LLP, independent accountants, with respect to the audited combined financial statements of Partnerships in Care Investments 1 Limited and its subsidiaries

99.1	Press release, dated June 9, 2014

99.2	Unaudited pro forma condensed combined financial information of Acadia and its subsidiaries

99.3	Combined financial statements of Partnerships in Care Investments 1 Limited and its subsidiaries

99.4	Risk Factors

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the exhibits) hereto contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Agreement and the Transaction identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

Acadia has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although Acadia believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of Acadia’s control and could cause Acadia’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. Acadia does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: June 9, 2014	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers, LLP, independent accountants, with respect to the audited combined financial statements of Partnerships in Care Investments 1 Limited and its subsidiaries

99.1	Press release, dated June 9, 2014

99.2	Unaudited pro forma condensed combined financial information of Acadia and its subsidiaries

99.3	Combined financial statements of Partnerships in Care Investments 1 Limited and its subsidiaries

99.4	Risk Factors